THE VANTAGEPOINT FUNDS
Supplement dated January 4, 2013 to the Prospectus and Statement of Additional Information dated May 1, 2012, Revised as of August 27, 2012, as previously supplemented
This supplement changes the disclosure in the statement of additional information (“SAI”) and provides new information that should be read together with the SAI and any other supplements thereto.
The following should replace the third paragraph on pg. 3 found under the section entitled “Investment Objectives and Policies.”
Consistent with Commodity Futures Trading Commission (“CFTC”) regulations, the Adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) and the rules of the CFTC for these Funds, and therefore, neither the Funds nor the Adviser are subject to registration or regulation as a commodity pool operator under the CEA. The Funds are not intended as vehicles for trading in the futures, commodity options or swaps markets. As of January 1, 2013, the terms of this exclusion require each of these Funds to limit its investments in futures, commodity options or swaps.
Please retain this supplement for future reference.